                                                                      EXHIBIT 21


                                                              STATE OR JURISDICTION
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION               TRADE NAMES
----------                                                    ---------------               -----------

A table of the subsidiaries of Tele-Communications, Inc. as of December 31, 1997, is set forth below, indicating as to each the state or the jurisdiction of incorporation or organization and the names under which such subsidiaries do business (Trade Names.)

Subsidiaries not included in the table are inactive or, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.

Dry Creek Productions LLC                                            CO
Encore Media Group LLC                                               CO
Kearns-Tribune Corporation                                           UT
STT Video Partners, L.P. [lp]                                        DE
TCI CH, Inc.                                                         CO
TCI CM Holdings, Inc.                                                CO
TCI Educational Technologies, Inc.                                   CO
TCI Faroujda, Inc.                                                   CO
TCI Gameco Ventures, Inc.                                            CO
TCI Game Technology Ventures, Inc.                                   CO
TCI Gilbert Uplink, Inc.                                             CO
TCI ICM I, Inc.                                                      DE
TCI ICM III, Inc.                                                    DE
TCI ICM IV, Inc.                                                     DE
TCI Interactive Media Group, Inc.                                    CO
TCI Magma Holdings, Inc.                                             CO
TCI Microunity Holdings, Inc.                                        CO
TCI Music Holdings, Inc.                                             CO
TCI Network Solutions, Inc.                                          CO
TCI.Net, Inc.                                                        DE
TCI Online Services, Inc.                                            CO
TCI Programming Holding Company III                                  DE
TCI Source Services, Inc.                                            CO
TCI Starz, Inc.                                                      CO
TCI Technology Management LLC                                        DE
TCI Telephony Services of California, Inc.                           CO
TCI Telephony Services of Colorado, Inc.                             CO
TCI Telephony Services of Connecticut, Inc.                          CO                    People Link by TCI
TCI Telephony Services of Illinois, Inc.                             CO                    People Link by TCI
TCI Telephony Services of Minnesota, Inc.                            CO
TCI Telephony Services of Oklahoma, Inc.                             CO
TCI Telephony Services of Texas, Inc.                                CO                    People Link by TCI
TCI Telephony Services of Wisconsin, Inc.                            CO

                                                                      EXHIBIT 21

                                                              STATE OR JURISDICTION
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION               TRADE NAMES
----------                                                    ---------------               -----------

TCI Wireline Holdings, Inc.                                          DE
TCI Wireline, Inc.                                                   DE
TCID Games, Inc.                                                     CO
TCID Virtual I/O, Inc.                                               CO
TCID - WW, Inc.                                                      CO
TEMPO DBS, Inc.                                                      CO
UCT Investments (Colorado), Inc.                                     CO

                                                                      EXHIBIT 21

                                                              STATE OR JURISDICTION
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION               TRADE NAMES
----------                                                    ---------------               -----------

TCI CABLE INVESTMENTS, INC.                                          DE

CCC-NJFT, Inc.                                                       CO
CCC Sub, Inc.                                                        CO
Country Cable Co.                                                    CO                    SCI Cable Partners
Country Cable II, Inc.                                               CO
Country Cable III, Inc.                                              CO
Kansas City Cable Partners [gp]                                      CO                    American Cablevision of Kansas City
Kansas City Fiber Network, L.P.                                      CA
KRC/CCC Investment Partnership [gp]                                  CO
LCNI II, Inc.                                                        DE
LCNI, Inc.                                                           DE
Lenfest Communications, Inc.                                         DE
Liberty Cable of Missouri, Inc.                                      MO
Liberty Cable, Inc.                                                  CO
Liberty Capital Corp.                                                WY
Liberty Evangola, Inc.                                               WY
Liberty Holdings, Inc.                                               WY
Liberty Lake II, Inc.                                                CO
Liberty Lake, Inc.                                                   WY
Liberty Michigan, Inc.                                               DE
Liberty MTC, Inc.                                                    WY
Liberty of Greenwich, Inc.                                           CO
Liberty of South Dakota, Inc.                                        CO
Liberty Programming Corporation                                      WY
Liberty Tri-County, Inc.                                             WY
LMC Cable AdNet II, Inc.                                             WY
LMC Cable AdNet, Inc.                                                PA
LMC Lenfest, Inc.                                                    CO
Sioux Falls Cable Television (gp)                                    SD
TCI Atlantic, Inc.                                                   CO
TCI Holdings, Inc.                                                   CO
TCI Holdings, Inc.                                                   CO
TCI Holdings, Inc.                                                   CO
TCI TKR Limited Partnership                                          CO
TKR Cable Co. of  Warwick, Inc.                                      DE

                                                                      EXHIBIT 21

                                                              STATE OR JURISDICTION
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION               TRADE NAMES
----------                                                    ---------------               -----------

TKR Cable Co. of Ramapo, Inc.                                        DE
TKR Cable Co. Wildwood, Inc.                                         DE
TKR Cable Company (gp)                                               CO
TKR Cable Company, LLC                                               DE
TKR Cable Company, LLC                                               DE
TKR Cable Partners (gp)                                              CO
US Cable of Coastal-Texas, L.P.  (lp)                                NJ
US Cable of Evangola (lp)                                            NJ
US Cable of Lake County (lp)                                         NJ                    TCI of Northeast Illinois, L.P.
US Cable of Tri-County, Ltd.                                         NJ

                                                                      EXHIBIT 21

                                                              STATE OR JURISDICTION
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION               TRADE NAMES
----------                                                    ---------------               -----------

TCI COMMUNICATIONS, INC.                                             DE                    TCI Cablevision of Durango, Inc.
------------------------

Alabama T.V. Cable, Inc.                                             AL
American Cable TV Investors 5, Ltd. [lp]                             CO                    American Cable TV of Lower Delaware
                                                                                           American Cable TV of St. Mary's County

American Microwave & Communications, Inc.                            MI
American Movie Classics Investment, Inc.                             CO
American TeleVenture of Minersville, Inc.                            CO
Ames Cablevision, Inc.                                               IA                    TCI of Central Iowa
Antares Satellite Corporation                                        CO
Athena Cablevision Corporation of Knoxville                          TN
Athena Cablevision of Tennessee and Kentucky, Inc.                   TN
Athena Realty, Inc.                                                  NV
Atlantic American Cablevision of Florida, Inc.                       FL                    TCI Cablevision of Pasco County
                                                                                           TCI Media Services
Atlantic American Cablevision, Inc.                                  DE
Atlantic American Holdings, Inc.                                     FL
Atlantic Cablevision of Florida, Inc.                                FL
Baton Rouge Cablevision Associates, L.P. [lp]                        CO
Bay Area Interconnect [gp]                                           CA                    Bay Cable Advertising
                                                                                           BCA
Beatrice Cable TV Company                                            NE                    TCI Cable of Beatrice
                                                                                           TCI of Kansas
Billings Tele-Communications, Inc.                                   OR
Bob Magness, Inc.                                                    WY
Bresnan Communications Company Limited Partnership [lp]              MI
Brigand Pictures, Inc.                                               NY
Brookhaven Cable TV, Inc.                                            NY                    TCI Cable of Brookhaven
Brookings Cablevision [gp]                                           CO
Brookside Antenna Company                                            OH
Cable Accounting, Inc.                                               CO
Cable AdNet Partners [gp]                                            DE                    Cable Adnet
                                                                                           Hudson Valley Cable Group
                                                                                           TCI Media Services
Cable Advertising Partners [gp]                                      CA                    Adlink

                                                                      EXHIBIT 21

                                                              STATE OR JURISDICTION
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION               TRADE NAMES
----------                                                    ---------------               -----------

Cable Network Television, Inc.                                       NV
Cable Shopping Investment, Inc.                                      CO
Cable Television Advertising Group, Inc.                             WY
Cable Television of Gary, Inc.                                       IN
Cabletime, Inc.                                                      CO
Cablevision Associates of Gary Joint Venture [jv]                    IN
Cablevision IV, Ltd. (Corp)                                          IA
Cablevision of Arcadia/Sierra Madre, Inc.                            DE
Cablevision of Arizona Partner, Inc.                                 CO
Cablevision of Baton Rouge, Ltd. [lp]                                CO
Cablevision of Oklahoma Partner, Inc.                                CO
Cablevision of Texas Partner, Inc.                                   CO
Cablevision of Utah Partner, Inc.
Cablevision V, Inc.                                                  IA
Cablevision VI, Inc.                                                 IA                    TCI Cablevision of the Rockies, Inc.
                                                                                           TCI of the Heartlands
Cablevision VII, Inc.                                                IA                    TCI Cablevision of the Rockies, Inc.
                                                                                           TCI of the Heartlands
                                                                                           TCI of Eastern Iowa
                                                                                           TCI Media Services
Capital Region Cable Advertising Interconnect, L.P. [lp]             NY                    Capital Region Cable Advertising Network
CAT Partnership [gp]                                                 DE
CATV Facility Co., Inc.                                              CO
Channel 64 Acquisition, Inc.                                         DE
Cincinnati Cable Advertising Interconnect, L.P.                      DE
Clinton Cablevision [gp]                                             IA
Clinton TV Cable Company, Inc.                                       IA
Coconut Creek Cable T.V., Inc.                                       FL                    TCI of North Broward
Colorado Cablevision Company [lp]                                    CO                    TCI of Colorado
Colorado Terrace Tower II Corporation                                CO
Command Cable of Eastern Illinois LP                                 NJ                    TCI Cablevision of Southern Illinois
Communication Investment Corporation                                 VA
Communications & Cable of Chicago, Inc.                              IL                    Chicago Cable TV
Communications Services, Inc.                                        KS                    TCI Cablevision of Central Texas
                                                                                           TCI Cablevision of East Oklahoma
                                                                                           TCI Cablevision of North Texas
                                                                                           TCI Cablevision of Northeast Texas

                                                                      EXHIBIT 21

                                                              STATE OR JURISDICTION
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION               TRADE NAMES
----------                                                    ---------------               -----------

Communications Services, Inc. (continued)                            KS                    TCI Cablevision of Oklahoma (CSI), Inc.
                                                                                           TCI Cablevision of Texas (CSI), Inc.
                                                                                           TCI Communications Services, Inc.
                                                                                           TCI Media Services
                                                                                           TCI of Arkansas
                                                                                           TCI of Arkansas (CSI), Inc.
                                                                                           TCI of Kansas (CSI), Inc.
                                                                                           TCI of Louisiana
                                                                                           TCI of Louisiana (CSI), Inc.
Community Cable Television (gp)                                      WY                    TCI Cablevision of Southwest Texas
                                                                                           TCI Cablevision of West Oakland County
Community Realty, Inc.                                               NV                    Nevada Community Realty, Inc.
Community Television Systems, Inc.                                   DE                    TCI Cablevision of South Central
                                                                                             Connecticut
Connecticut Cable Advertising, L.P.                                  DE
Consumer Entertainment Services, Inc.                                WY
Corsair Pictures, Inc.                                               DE                    Brigand Pictures, Inc.
CSI Partner, Inc.                                                    CO
CSI Partner II, Inc.
Daniels Communication Partners Limited Partnership [lp]              DE
Daniels Hauser-Holdings [gp]                                         CO
Davis County Cablevision, Inc.                                       UT
DCP-85, Ltd. [lp]                                                    CO
Direct Broadcast Satellite Services, Inc.                            DE
Discovery Programming Investment, Inc.                               CO
District Cablevision Limited Partnership [lp]                        DC                    TCI Media Services
East Arkansas Cablevision, Inc.                                      AR                    TCI Lake Area
                                                                                           TCI Media Services
                                                                                           TCI of Arkansas
Eastex Microwave, Inc.                                               TX
ECP Holdings, Inc.                                                   OK
Elbert County Cable Partners, L. P. [lp]                             CO                    TCI of Colorado
FAB Communications, Inc.                                             OK
Falcon Communications, L.P.                                          CA
Four Flags Cable TV [jv]                                             MI
Four Flags Cablevision [jv]                                          MI
General Communication, Inc.
General Communications and Entertainment Company, Inc.               DE

                                                                      EXHIBIT 21

                                                              STATE OR JURISDICTION
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION               TRADE NAMES
----------                                                    ---------------               -----------

Gill Bay Interconnect, Inc.                                          CA
Greater Birmingham Interconnect [gp]                                 AL                    GBI
Guide Investments, Inc.                                              CO
Halcyon Communications Limited Partnership[lp]                       OK                    TCI Cablevision of East Oklahoma
                                                                                           TCI of Arkansas
                                                                                           Westark Cable
Halcyon Communications Partners [gp]                                 OK
Harbor Communications Joint Venture [jv]                             WA
Harris County Cable TV, Inc.                                         VA
Hawkeye Communications of Clinton, Inc.                              IA
Heritage Cable Partners, Inc.                                        IA
Heritage Cablevision Associates, a Limited Partnership [lp]          IA                    TCI of Bedford
                                                                                           TCI of Michiana
Heritage Cablevision of California, Inc.                             DE                    TCI Cablevision of San Jose
Heritage Cablevision of Colorado, Inc.                               CO                    TCI Cablevision of Southern Colorado,
                                                                                             Inc.
Heritage Cablevision of Dallas, Inc.                                 IA                    Bay Cablevision
                                                                                           Cable Oakland
                                                                                           TCI Cablevision of California
                                                                                           TCI Cablevision of New Castle County
                                                                                           TCI Media Services
                                                                                           TCI of Colorado
                                                                                           TCI of Fort Collins
Heritage Cablevision of Delaware, Inc.                               DE
Heritage Cablevision of Maine II, Inc.                               ME
Heritage Cablevision of Massachusetts, Inc.                          MA                    TCI Cablevision of Andover
Heritage Cablevision of South East Massachusetts, Inc.               MA
Heritage Cablevision of Tennessee, Inc.                              TN                    TCI of Colorado
Heritage Cablevision of Texas, Inc.                                  IA                    TCI Cablevision of South Texas
Heritage Cablevision, Inc.                                           TX
Heritage Cablevision, Inc.                                           IA                    TCI Media Services
                                                                                           TCI of the Heartlands
                                                                                           TCI of Central Iowa
                                                                                           TCI of Southern Iowa
                                                                                           TCI of Northern Iowa
                                                                                           TCI of Eastern Iowa
Heritage Cablevue, Inc.                                              DE                    TCI Cablevision of New England
Heritage Communications Products Corp.                               IA

                                                                      EXHIBIT 21

                                                              STATE OR JURISDICTION
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION               TRADE NAMES
----------                                                    ---------------               -----------

Heritage Communications, Inc.                                        IA
Heritage Investments, Inc.                                           IA
Heritage Media Corporation
Heritage ROC Holdings Corp.                                          IA
Heritage/Indiana Cablevision II, Inc.                                CO
Heritage/Indiana Cablevision, Inc.                                   IA
Hillcrest Cablevision Company                                        OH
Home Sports Network, Inc.                                            CO
Independence Cable TV Company [jv]                                   MI                    TCI Cablevision of Oakland County, Inc.
InterMedia Capital Management II, L.P.                               CA
Intermedia Capital Partners IV,  L.P.(ICP-IV)                        CA
Intermedia Partners Limited Partnership (IP-I)                       CA
International Telemeter Corporation                                  NV
IR-TCI Partners V, L. P. [lp]                                        CO
Knox Cable T.V., Inc.                                                TN
KTMA-TV, Inc.                                                        TX
LaSalle Telecommunications, Inc.                                     IL                    Chicago Cable TV-IV
Liberty - CSI, Inc.                                                  CO
Liberty Cable Partner, Inc.                                          WY
Liberty Capital Corp.                                                WY
Liberty Command II, Inc.                                             CO
Liberty Command, Inc.                                                CO
Liberty of Northern Indiana, Inc.                                    DE
Liberty of Paterson, Inc.                                            NV
LVO Cable Properties, Inc.                                           OK
LVOC Management, Inc.                                                OK
Margate Video Systems, Inc.                                          FL                    TCI Media Services
                                                                                           TCI of North Broward
Miami Tele-Communications, Inc.                                      FL
Micro-Relay, Inc.                                                    MD
Mid-Kansas, Inc.                                                     KS
Mile Hi Cable Partners, L.P. [lp]                                    CO                    TCI of Colorado
Mississippi Cablevision, Inc.                                        MS                    TCI of North Mississippi
                                                                                           TCI of Kansas
Mountain Cable Network, Inc.                                         NV                    Mountain Cable Advertising
                                                                                           TCI Media Services
Mountain States General Partner Co.                                  CO

                                                                      EXHIBIT 21

                                                              STATE OR JURISDICTION
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION               TRADE NAMES
----------                                                    ---------------               -----------

Mountain States Limited Partner Co.                                  CO
Mountain States Video [gp]                                           CO                    TCI Media Services
                                                                                           TCI of Colorado
Mountain States Video Communications Co., Inc.                       CO                    TCI of Colorado
Mountain States Video, Inc.                                          CO                    TCI of Colorado
                                                                                           TCI Media Services
MSV Subsidiary, Inc.                                                 CO
Muskegon Cable TV Co. [gp]                                           MI                    TCI Cablevision of Greater Michigan, Inc.
Narragansett Cablevision Corporation                                 RI
Northern Video, Inc.                                                 MN                    TCI of Central Minnesota
Northwest Illinois Cable Corporation                                 DE
Northwest Illinois TV Cable Co.                                      DE                    TCI Cablevision of Galesburg/Monmouth
Northwest Illinois TV Cable Company [lp]                             IL
Ohio Cablevision Network, Inc.                                       IA                    TCI Cablevision of Northwestern Ohio
Orlando Cable Advertising Interconnect, L.P.                         DE
Ottumwa Cablevision, Inc.                                            IA                    TCI of Southen Iowa
Pacific Microwave Joint Venture [jv]                                 CA
Pacific Northwest Interconnect  [gp]                                 NY                    Northwest Cable Advertising
                                                                                           TCI Media Services
                                                                                           TV Mart
Parkland Cablevision, Inc.                                           FL                    TCI of North Broward
Pennsylvania Educational Communications Systems                      PA
Pittsburg Cable TV, Inc.                                             KS                    TCI of Pittsburg
Portland Cable Advertising, L.P.  [lp]                               DE
Preview Magazine Corporation                                         NY
Robert Fulk, Ltd.                                                    DE
Robin Cable Systems of Sierra Vista, L.P.                            CA                    TCI of Southern Arizona
Robin Cable Systems of Tucson, an Arizona Limited Partnership        AZ                    TCI Media Services
                                                                                           TCI of Tucson
                                                                                           Tucson Cablevision
S/D Cable Partners Ltd. [lp]                                         CO                    TCI Cablevision of Princeton, L.P.
                                                                                           TCI Cablevision of Rock Falls, L.P.
San Leandro Cable Television, Inc.                                   CA                    TCI Cablevision of Hayward
Santa Fe Cablevision Company                                         NM                    TCI Cablevision of Santa Fe
                                                                                           TCI Media Services
Santa Fe Cablevision Co. [lp]                                        NM
Satellite Services of Puerto Rico, Inc.                              DE

                                                                      EXHIBIT 21

                                                              STATE OR JURISDICTION
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION               TRADE NAMES
----------                                                    ---------------               -----------

Satellite Services, Inc.                                             DE
SCC Programs, Inc.                                                   IL
Semaphore Partners [gp]                                              CO
Silver Spur Land and Cattle Co.                                      WY                    Silver Spur Ranch
Skyview TV, Inc.                                                     MT
South Chicago Cable, Inc.                                            IL                    Chicago Cable TV-V
                                                                                           TCI Chicago
South Florida Cable Advertising[gp]                                  FL
Southwest TeleCable, Inc.                                            TX
Southwest Washington Cable, Inc.                                     WA
SSI 2, Inc.                                                          NV
St. Louis Tele-Communications, Inc.                                  MO                    TCI Cablevision of St. Louis
Tampa Bay Cable Advertising Interconnect, L.P.                       FL
TC Systems Partner, Inc.                                             CO
TCC Spectrum, Inc.                                                   DE
TCI-UC, INC.                                                         DE
TCI Adelphia Holding, LLC                                            DE
TCI AIT, Inc.                                                        CO
TCI American Cable Holdings II, L.P. [lp]                            CO                    TCI of Northeast Illinois, L.P.
TCI American Cable Holdings, L.P. [lp]                               CO                    TCI of Washington
TCI American Cable Holdings III, L.P. [lp]                           CO
TCI American Cable Holdings IV, L.P. [lp]                            CO
TCI Baton Rouge Ventures, Inc.                                       CO
TCI Cable Adnet, Inc.                                                CO
TCI Cable Management Corporation                                     CO                    TCI Media Services
TCI Cable Partners of St. Louis, L.P.                                CO                    TCI of Illinois
                                                                                           TCI of Missouri
TCI Cablevision Associates, Inc.                                     DE
TCI Cablevision of Alabama, Inc.                                     AL                    TCI Media Services
TCI Cablevision of Arizona, Inc.                                     AZ                    TCI Customer Satisfaction Center
TCI Cablevision of Baker/Zachary, Inc.                               DE                    TCI of Louisiana
TCI Cablevision of California, Inc.                                  CA                    TCI Media Services
TCI Cablevision of Canon City, Ltd. [lp]                             CO
TCI Cablevision of Colorado, Inc.                                    CO                    TCI Customer Satisfaction Center
                                                                                           TCI Media Services
                                                                                           TCI of Colorado
TCI Cablevision of Dallas, Inc.                                      TX                    TCI Media Services

                                                                      EXHIBIT 21

                                                              STATE OR JURISDICTION
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION               TRADE NAMES
----------                                                    ---------------               -----------

TCI Cablevision of Florida, Inc.                                     FL                    TCI Media Services
                                                                                           TCI of Colorado
                                                                                           TCI Southeast - South Region
TCI Cablevision of Georgia, Inc.                                     GA                    TCI Media Services
                                                                                           TCI of Louisiana
TCI Cablevision of Great Falls, Inc.                                 DE
TCI Cablevision of Idaho, Inc.                                       ID                    TCI Customer Satisfaction Center
                                                                                           TCI Media Services
TCI Cablevision of Kentucky, Inc.                                    KY
TCI Cablevision of Kiowa, Inc.                                       CO
TCI Cablevision of Leesville, Inc.                                   DE
TCI Cablevision of Maryland, Inc.                                    MD                    TCI Media Services
TCI Cablevision of Massachusetts, Inc.                               MA
TCI Cablevision of Michigan, Inc.                                    MI                    TCI North Central Region
TCI Cablevision of Minnesota, Inc.                                   MN                    TCI of Minnesota
TCI Cablevision of Missouri, Inc.                                    MO                    TCI Media Services
TCI Cablevision of Montana, Inc.                                     MT                    TCI Media Services
TCI Cablevision of Nebraska, Inc.                                    NE                    TCI Media Services
TCI Cablevision of Nevada, Inc.                                      NV                    TCI Media Services
TCI Cablevision of New Hampshire, Inc.                               NH
TCI Cablevision of New Mexico, Inc.                                  NM                    TCI Media Servies
TCI Cablevision of North Central Kentucky, Inc.                      KY
TCI Cablevision of Ohio, Inc.                                        OH                    TCI Media Services
TCI Cablevision of Okanogan Valley, Inc.                             WA                    TCI of Washington
TCI Cablevision of Oklahoma, Inc.                                    OK
TCI Cablevision of Oregon, Inc.                                      OR                    TCI Media Services
                                                                                           TCI of Oregon
TCI Cablevision of Pasco County [gp]                                 FL                    TCI Media Services
TCI Cablevision of Pinellas County, Inc.                             FL
TCI Cablevision of Sierra Vista II, Inc.                             CO
TCI Cablevision of Sierra Vista, Inc.                                CO
TCI Cablevision of South Dakota, Inc.                                SD                    TCI Media Services
TCI Cablevision  of St. Bernard, Inc.                                LA
TCI Cablevision of Texas, Inc.                                       TX                    TCI Media Services
TCI Cablevision of Tucson, Inc.                                      CO
TCI Cablevision of Tuscon II, Inc.                                   CO
TCI Cablevision of Twin Cities, Inc.                                 WA                    TCI of Washington'

                                                                      EXHIBIT 21

                                                              STATE OR JURISDICTION
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION               TRADE NAMES
----------                                                    ---------------               -----------

TCI Cablevision of Utah, Inc.                                        UT                    TCI Media Services
TCI Cablevision of Vermont, Inc.                                     DE                    TCI of Washington
TCI Cablevision of Washington, Inc.                                  WA                    TCI Media Services
                                                                                           TCI of Washington
                                                                                           TV Mart
TCI Cablevision of Wisconsin, Inc.                                   WI                    TCI Media Services
TCI Cablevision of Wyoming, Inc.                                     WY                    TCI Media Services
TCI Cablevision of Yakima Valley, Inc.                               WA                    TCI of Washington
TCI Cablevision of Yakima, Inc.                                      WA                    TCI of Washington
TCI Call Center Holdings, Inc.                                       CO
TCI Central, Inc.                                                    DE
TCI Challenger, Inc.                                                 CO
TCI Communications Financing I                                       DE
TCI Communications Financing II                                      DE
TCI Communications Financing III                                     DE
TCI Communications Financing IV                                      DE
TCI Communications Financing V                                       DE
TCI Communications Financing VI                                      DE

TCI CSC II, Inc.                                                     CO
TCI CSC III, Inc.                                                    CO
TCI CSC IV, Inc.                                                     CO
TCI CSC V, Inc.                                                      CO
TCI CSC VI, Inc.                                                     CO
TCI CSC VII, Inc.                                                    CO
TCI CSC VIII, Inc.                                                   CO
TCI CSC IX, Inc.                                                     CO
TCI CSC X, Inc.                                                      CO
TCI CSC XI, Inc.                                                     CO
TCI Development Corporation                                          CO
TCI Digital TV, Inc.                                                 CO
TCI East, Inc.                                                       DE
TCI Falcon Holdings LLC                                              DE
TCI Fleet Services, Inc.                                             CO
TCI Great Lakes, Inc.                                                DE
TCI Hits At Home, Inc.                                               CO
TCI Hits, Inc.                                                       CO
TCI Holdings II, Inc.                                                CO

                                                                      EXHIBIT 21

                                                              STATE OR JURISDICTION
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION               TRADE NAMES
----------                                                    ---------------               -----------

TCI Holdings, Inc.                                                   CO
TCI Investments, Inc.                                                CO
TCI IP, Inc.                                                         DE
TCI IP-1, Inc.                                                       CO
TCI IP-VI, LLC                                                       DE
TCI IT Holdings, Inc.                                                CO
TCI K-1, Inc.                                                        CO
TCI Liberty, Inc.                                                    DE
TCI Materials Management, Inc.                                       CO
TCI Microwave, Inc.                                                  DE
TCI News, Inc.                                                       CO
TCI News-Damn Right, Inc.                                            CO
TCI News-Presidential, Inc.                                          CO
TCI North Central,  Inc.                                             DE
TCI Northeast, Inc.                                                  DE
TCI of Arkansas, Inc.                                                AR
TCI of Arlington, Inc.                                               OK
TCI of Beckley, Inc.                                                 WV                    TCI Media Services
TCI of Bloomington/Normal, Inc.                                      VA
TCI of Cleveland, Inc.                                               TN                    TCI Media Services
TCI of Columbus, Inc.                                                GA                    TCI Media Services
TCI of Connecticut, Inc.                                             CT
TCI of Council Bluffs, Inc.                                          IA
TCI of D.C., Inc.                                                    DC
TCI of Decatur, Inc.                                                 AL                    TCI Media Services
TCI of Delaware, Inc.                                                DE
TCI of Greensburg [gp]                                               CO
TCI of Greenville, Inc.                                              SC                    TCI Media Services
TCI of Hawaii, Inc.                                                  CO                    TCI
TCI of Houston, Inc.                                                 CO                    TCI Media Services
TCI of Illinois, Inc.                                                IL                    TCI Cablevision of Dubuque, Inc.
                                                                                           TCI Media Services
TCI of Indiana, Inc.                                                 IN                    TCI Media Services
                                                                                           TCI Midwest Region
TCI of Iowa, Inc.                                                    IA                    TCI Cablevision of Dubuque, Inc.
                                                                                           TCI Media Services
                                                                                           TCI Southeast - Northwest Region
TCI of Kansas, Inc.                                                  KS                    TCI Cablevision of Stillwater
                                                                                           TCI Cablevision of Tulsa

                                                                      EXHIBIT 21

                                                              STATE OR JURISDICTION
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION               TRADE NAMES
----------                                                    ---------------               -----------

TCI of Kansas Partner, Inc.                                          CO
TCI of Kokomo, Inc.                                                  CO
TCI of Lee County, Inc.                                              AL
TCI of Lexington, Inc.                                               KY                    TCI Media Services
TCI of Maine, Inc.                                                   ME
TCI of Mississippi, Inc.                                             MS
TCI of New Jersey, Inc.                                              NV
TCI of New York, Inc.                                                NY                    TCI Media Services
                                                                                           TCI of Buffalo
                                                                                           TCI Northeast Region
TCI of North Broward, Inc.                                           FL
TCI of North Central Kentucky, Inc.                                  KY
TCI of North Dakota, Inc.                                            ND
TCI of Northern New Jersey, Inc.                                     WA                    TCI Cablevision of Central Colorado
                                                                                           TCI Cablevision of Northeastern Oregon
                                                                                           TCI Cablevision of the Treasure Coast
                                                                                           TCI Media Services
                                                                                           TCI of Northern New Jersey
                                                                                           TCI of Oregon
                                                                                           TCI of Washington
TCI of Overland Park, Inc.                                           KS
TCI of Pennsylvania, Inc.                                            PA                    TCI East Region
                                                                                           TCI Media Services
                                                                                           TCI of California
TCI of Piedmont, Inc.                                                SC
TCI of Plano, Inc.                                                   TX
TCI of Princeton, Inc.                                               VA
TCI of Racine, Inc.                                                  WI                    TCI Media Services
TCI of Radcliff, Inc.                                                KY                    TCI Media Services
TCI of Rhode Island, Inc.                                            RI
TCI of Richardson, Inc.                                              TX
TCI of Roanoke Rapids, Inc.                                          VA
TCI of Selma, Inc.                                                   AL
TCI of South Carolina, Inc.                                          SC
TCI of Southern Maine, Inc.                                          ME
TCI of Southern Minnesota, Inc.                                      DE                    TCI Media Services
                                                                                           TCI of Southern Minnesota

                                                                      EXHIBIT 21

                                                              STATE OR JURISDICTION
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION               TRADE NAMES
----------                                                    ---------------               -----------

TCI of Southern Washington [gp]                                      WA                    TCI of Washington
TCI of Spartanburg, Inc.                                             SC
TCI of Springfiled, Inc.                                             MO                    TCI Media Services
TCI of Tacoma, Inc.                                                  DE                    TCI of Washington
TCI of Tennessee, Inc.                                               TN
TCI of the Blufflands, Inc.                                          DE                    TCI Cable of La Crosse
                                                                                           TCI Media Services
                                                                                           TCI of Southern Minnesota
TCI of Tualatin Valley, Inc.                                         OR                    TCI of Oregon
TCI of Virginia, Inc.                                                VA                    TCI Media Services
TCI of Watertown, Inc.                                               IA
TCI of West Virginia, Inc.                                           WV                    TCI Media Services
TCI of Wytheville, Inc.                                              VA
TCI Oscar I, Inc.                                                    CO
TCI Pacific Communications, Inc***                                   DE                    TCI Media Services
TCI Pacific Microwave, Inc.                                          CO                    Pacific Microwave
TCI Pacific, Inc.                                                    DE
TCI PCS Holdings, Inc.                                               DE
TCI Private Ventures, Inc.                                           CO
TCI Realty Investments Company                                       DE
TCI Southeast Divisional Headquarters, Inc.                          AL
TCI Southeast, Inc.                                                  DE
TCI Sports, Inc.                                                     NV
TCI Sports [gp]                                                      UT
TCI STS, Inc.                                                        CO
TCI STS-MTVI, Inc.                                                   TX

TCI TKR Cable I, Inc.                                                DE
TCI TKR Cable II, Inc.                                               DE
TCI TKR Cable III, Inc.                                              DE
TCI TKR Limited Partnership [lp]                                     CO
TCI TKR of Alabama, Inc.                                             DE                    TCI Media Services
                                                                                           TCI of Alabama
TCI TKR of Central Florida, Inc.                                     FL                    TCI Media Services
                                                                                           TCI of Central Florida
TCI TKR of Dallas, Inc.                                              DE
TCI TKR of Florida, Inc.                                             DE

     *** Subsidiaries listed separately.

                                                                      EXHIBIT 21

                                                              STATE OR JURISDICTION
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION               TRADE NAMES
----------                                                    ---------------               -----------

TCI TKR of Georgia, Inc.                                             DE                    TCI Media Services
                                                                                           TCI of Georgia
TCI TKR of Hollywood, Inc.                                           DE                    TCI of Hollywood
TCI TKR of Houston, Inc.                                             TX                    TCI Cablevision of Houston
TCI TKR of Jefferson County, Inc.                                    KY                    TKR Cable of Greater Louisville, Inc.
TCI TKR of Kentucky, Inc.                                            DE
TCI TKR of Metro Dade, Inc.                                          DE
TCI TKR of Northern Kentucky, Inc.                                   KY                    TKR Cable of Northern Kentucky, Inc.
TCI TKR of South Dade, Inc.                                          FL                    TCI of South Dade
TCI TKR of South Florida, Inc.                                       DE                    TCI Media Services
                                                                                           TCI of South Florida
TCI TKR of Southeast Texas, Inc.                                     DE
TCI TKR of Southern Kentucky, Inc.                                   DE                    TKR Cable of Southern Kentucky, Inc.
TCI TKR of the Gulf Plains, Inc.                                     DE                    TCI of the Gulf Plains
TCI TKR of The Metroplex, Inc.                                       TX                    TCI Cablevision of the Metroplex
TCI TKR of Wyoming, Inc.                                             WY
TCI TKR, INC.                                                        DE
TCI UA I, Inc.                                                       CO
TCI UA, Inc.                                                         DE
TCI Ventures Five, Inc.                                              CO
TCI Ventures Four, Inc.                                              CO
TCI Ventures, Inc.                                                   CO
TCI Washington Associates, L.P.                                      DE
TCI West, Inc.                                                       DE
TCI Woodlands Ventures, Inc.                                         CO                    The Woodlands Security Company
TCI/CA Acquisition Sub Corp.                                         CO
TCI/CI Merger Sub Corp.                                              DE
TCID-Commercial Music, Inc.                                          CO
TCID-ICP III, Inc.                                                   CO
TCID-IP III, Inc.                                                    CO
TCID-IP IV, Inc.                                                     CO
TCID-IP V, Inc.                                                      CO
TCID-SVHH, Inc.                                                      DE
TCID Data Transport, Inc.                                            CO
TCID Networks, Inc.                                                  DE
TCID of Carson, Inc.                                                 CA
TCID of Chicago, Inc.                                                IL

                                                                      EXHIBIT 21

                                                              STATE OR JURISDICTION
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION               TRADE NAMES
----------                                                    ---------------               -----------

TCID of Florida, Inc.                                                FL                    TCI Cablevision of Pasco County
                                                                                           TCI Media Services
TCID of Michigan, Inc.                                               NV
TCID of South Chicago, Inc.                                          IL
TCID Partners II, Inc.                                               CO
TCID Partners, Inc.                                                  CO
TCID X*PRESS, Inc.                                                   CO
TCIP, Inc.                                                           CO
TCS Partner, Inc.                                                    CO
Tele-Communications of Colorado, Inc.                                CO                    TCI Colorado Community Cable Television,
                                                                                             Inc.
Tele-Communications of South Suburbia, Inc.                          IL


Telecommunications Cable Systems, Inc.                               LA                    TCI Media Services
                                                                                           TCI of Louisiana
                                                                                           TCI Southeast - Southwest Region
Telenois, Inc.                                                       IL
Televents Group Joint Venture [gp]                                   CO                    TCI of Central Iowa
                                                                                           TCI of Eastern Iowa
                                                                                           TCI of the Heartlands
Televents Group, Inc.                                                NV
Televents of Colorado, Inc.                                          CO
Televents of East County, Inc.                                       WY                    TCI Cablevision of East County
Televents of Florida, Inc.                                           WY
Televents of Powder River, Inc.                                      WY
Televents of San Joaquin, Inc.                                       WY                    TCI Cablevision of San Joaquin
Televents of Wyoming, Inc.                                           WY
Televents, Inc.                                                      NV                    TCI Cablevision of Contra Costa County
Televester, Inc.                                                     DE
Television Cable Service, Inc.                                       TX                    TCI Cablevision of Abilene
                                                                                           TCI Cablevision of East Texas
                                                                                           TCI Cablevision of Perryton
                                                                                           TCI Cablevision of West Texas
                                                                                           TCI Media Services
TEMPO Cable, Inc.                                                    OK                    TCI Cablevision of Central Oklahoma, Inc.
                                                                                           TCI Cablevision of Nocona
                                                                                           TCI Cablevision of Oklahoma (Tempo), Inc.
                                                                                           TCI Cablevision of Texas (Tempo), Inc.
                                                                                           TCI of Arkansas (Tempo), Inc.

                                                                      EXHIBIT 21

                                                              STATE OR JURISDICTION
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION               TRADE NAMES
----------                                                    ---------------               -----------

TEMPO Development Corporation                                        OK
TEMPO Partner, Inc.                                                  CO
TEMPO Television, Inc.                                               OK
The Chicago Cable Interconnect [gp]                                  IL                    GCCI
The Detroit Cable Interconnect L.P.                                  DE                    The Detroit Cable Interconnect Limited
                                                                                             Partners
The Greater Philadelphia Cable Advertising Interconnect [gp]         PA                    PCA
                                                                                           Philadelphia Cable Advertising
Trans-Muskingum, Incorporated                                        WV
Tribune-United Cable of Oakland County [jv]                          MI                    TCI Cablevision of Oakland County, Inc.
Tribune Company Cable of Michigan, Inc.                              DE                    Tribune-United Cable of Oakland County
                                                                                             [jv]
Tulsa Cable Television, Inc.                                         OK                    TCI Cablevision of Tulsa
                                                                                           TCI Media Services
Tulsa Partner, Inc.                                                  CO
UA-Columbia Alpine Tower, Inc.                                       NJ
UA-Columbia Cablevision of Massachusetts, Inc.                       MA                    TCI Cablevision of North Attlebboro/
                                                                                             Taunton
UA-Columbia Cablevision of New Jersey, Inc.                          NJ
UA-Columbia Cablevision of Westchester, Inc.                         NY                    TCI Media Services
                                                                                           TCI Cable of Westchester
                                                                                           TCI of Northern New Jersey
UA Think, Inc.                                                       CO
UACC Midwest, Inc.                                                   DE                    TCI Media Services
                                                                                           TCI of South Mississippi
                                                                                           TCI Cablevision of Asheville
                                                                                           TCI Cablevision of Decatur
                                                                                           TCI Cablevision of Central Illinois
                                                                                           TCI of Central Indiana
                                                                                           TCI of Evansville
                                                                                           TCI Cablevision of West Michigan, Inc.
                                                                                           TCI Cablevision of Merced County
                                                                                           TCI Cablevision of Santa Cruz County
                                                                                           TCI Cablevision of Tracy
                                                                                           TCI Cablevision of Vacaville
                                                                                           TCI Cablevision of Walnut Creek
                                                                                           TCI Cablevision of Northshore
UAII Merger Corp.                                                    DE
UAII Sub No. 24, Inc.                                                DE
UATC Merger Corp.                                                    NY

                                                                      EXHIBIT 21

                                                              STATE OR JURISDICTION
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION               TRADE NAMES
----------                                                    ---------------               -----------

UCT Aircraft, Inc.                                                   CO
UCT Video, Inc.                                                      CO
UCTC LP Company                                                      DE
UCTC of Baltimore, Inc.                                              DE
UCTC of Los Angeles County, Inc.                                     DE                    TCI Cablevision of Los Angeles County
United Advertising Network, Inc.                                     CO
United Artists Broadcast Properties, Inc.                            DE
United Artists Cable Holdings, Inc.                                  CO
United Artists Cablesystems Corporation                              DE
United Artists Entertainment Company                                 DE
United Artists Holdings, Inc.                                        DE
United Artists Investments, Inc.                                     CO
United Artists K-1 Investments, Inc.                                 CO
United Artists Operator Services Corporation                         CO
United Artists Payphone Corporation                                  CO
United Artists Preferred Investment, Inc.                            CO
United Artists Republic Investments, Inc.                            CO
United Artists Satellite, Inc.                                       CO
United Artists TeleCommunications, Inc.                              DE
United Cable Ad-Link, Inc.                                           CO
United Cable Advertising, Inc.                                       CO
United Cable Investment of Baltimore, Inc.                           MD
United Cable Productions, Inc.                                       CO
United Cable Realty Co. of California, Inc.                          CO
United Cable Shopping Channel, Inc.                                  CO
United Cable T.V. of Oakland County, Inc.                            MI                    TCI Cablevision of Oakland County, Inc.
United Cable Television Acquisition Corporation                      CO                    TCI of Colorado
United Cable Television Corp. of Eastern Connecticut                 CT                    TCI Cablevision of Central Connecticut
United Cable Television Corporation                                  DE                    TCI Cable of the Midlands
                                                                                           TCI Cablevision of Hayward
                                                                                           TCI Cablevision of Treasure Valley
                                                                                           TCI Media Services
United Cable Television Corporation of Michigan                      MI                    TCI Cablevision of Woodhaven, Inc.
United Cable Television Corporation of Northern Illinois             IL                    TCI Cablevision of Northern Illinois
United Cable Television Financing Corporation                        CO
United Cable Television Investments, Ltd.                            CO
United Cable Television of Alameda, Inc.                             CA                    UCT of Alameda, Inc. #2
                                                                                           TCI Cablevision of Alameda

                                                                      EXHIBIT 21

                                                              STATE OR JURISDICTION
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION               TRADE NAMES
----------                                                    ---------------               -----------

United Cable Television of Baldwin Park, Inc.                        CO                    TCI Cablevision of Los Angeles County
United Cable Television of Baltimore Limited Partnership [lp]        CO                    TCI Communications of Baltimore
                                                                                           TCI Media Services
United Cable Television of Bossier City, Inc.                        DE                    TCI Media Services
                                                                                           TCI of Louisiana
United Cable Television of California, Inc.                          CA                    TCI Cablevision of Cupertion/Los Altos
                                                                                           TCI Cablevision of Davis
United Cable Television of Chaska, Inc.                              CO
United Cable Television of Colorado, Inc.                            CO                    TCI of Colorado
United Cable Television of Cupertino, Inc.                           CA                    TCI of Cupertino/Los Altos Colorado
United Cable Television of East San Fernando Valley, Ltd. [lp]       CO
United Cable Television of Eastern Shore, Inc.                       DE                    TCI of Eastern Shore
                                                                                           TCI Media Services
United Cable Television of Hillsborough, Inc.                        CO                    TCI Cablevision of Hayward
United Cable Television of Illinois Valley, Inc.                     IL                    TCI Cablevision of Illinois Valley
United Cable Television of Los Angeles, Inc.                         CA                    TCI Cablevision of Los Angeles County
United Cable Television of Mid-Michigan, Inc.                        DE                    TCI Cablevision of Mid-Michigan, Inc.
United Cable Television of Northern Indiana, Inc.                    DE                    TCI of Northern Indiana
United Cable Television of Oakland County, Ltd. [lp]                 CO
United Cable Television of Pico Rivera, Inc.                         CO
United Cable Television of Santa Cruz, Inc.                          CO                    TCI Cablevision of Santa Cruz County
United Cable Television of Sarpy County, Inc.                        NE
United Cable Television of Scottsdale, Inc.                          AZ                    TCI Cable of Scottsdale
United Cable Television of Southern Illinois, Inc.                   DE                    TCI Cablevision of Southern Illinois
United Cable Television of Western Colorado, Inc.                    CO                    TCI Cablevision of Western Colorado, Inc.
                                                                                           TCI Media Services
United Cable Television Real Estate Corporation                      CO
United Cable Television Services Corporation                         OK                    TCI Cablevision of Central Connecticut
                                                                                           TCI Media Services
United Cable Television Services of Colorado, Inc.                   CO
United Cable Video Investment, Inc.                                  CO
United Carphone Corporation                                          CO
United CATV, Inc.                                                    MD                    TCI Cablevision of Annapolis
                                                                                           TCI Media Services
United Corporate Communications Company                              CO
United Entertainment Corporation                                     CO
United Hockey, Inc.                                                  CO
United Microwave Corporation                                         DE

                                                                      EXHIBIT 21

                                                              STATE OR JURISDICTION
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION               TRADE NAMES
----------                                                    ---------------               -----------

United of Oakland, Inc.                                              DE                    TCI Cablevision of Oakland County, Inc.
                                                                                           Tribune/United Cable of Oakland County
United Paging Corporation                                            CO
United Tribune Paging Corporation                                    CO
United's Home Video Centers, Inc.                                    CO
Universal Telecom, Inc.                                              MD
Upper Valley Telecable Company, Inc.                                 ID                    TCI Cablevision of Idaho (UVTC), Inc.
                                                                                           TCI Media Services
UTI Purchase Company                                                 CO
Vacationland Cablevision, Inc.                                       WI                    TCI of South Central Wisconsin
Valley Cable TV, Inc.                                                TX
Volusia County Cable Advertising Interconnect, L.P.                  DE
VSC Cable, Inc.                                                      DE
W.A.V., Inc.                                                         CA
Waltham Tele-Communications [gp]                                     MA                    TCI Cablevision of Waltham
Waltham Tele-Communications, Inc.                                    CO
Wasatch Community T.V., Incorporated                                 UT
Wentronics, Inc.                                                     NM                    TCI Cablevision of Western Colorado, Inc.
                                                                                           TCI Cablevision of Casper
                                                                                           TCI Cablevision of Gallup
                                                                                           TCI Cablevision of Moab
                                                                                           TCI Media Services
Wentronics Partner, Inc.                                             CO
Western Community TV, Inc.                                           MT
Western New York Cable Advertising L.P.[lp]                          NY
Western Satellite 2, Inc.                                            CO
WestMarc Cable Group, Inc.                                           DE
WestMarc Cable Holding, Inc.                                         DE                    TCI Media Services
                                                                                           TCI of Central Minnesota
                                                                                           TCI of Northern Iowa
                                                                                           TCI of Northern Minnesota
                                                                                           TCI of the Valley
WestMarc Communications of Minnesota, Inc.                           DE                    TCI of Central Minnesota
                                                                                           TCI of Southern Minnesota
WestMarc Communications, Inc.                                        NV
WestMarc Development II, Inc.                                        CO
WestMarc Development III, Inc.                                       CO

                                                                      EXHIBIT 21

                                                              STATE OR JURISDICTION
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION               TRADE NAMES
----------                                                    ---------------               -----------

WestMarc Development IV, Inc.                                        CO
WestMarc Development Joint Venture [gp]                              CO                    TCI Cablevision of Greater Michigan, Inc.
                                                                                           TCI Cablevision of Northwestern
                                                                                             Connecticut
                                                                                           TCI Cablevision of Cape Cod
                                                                                           TCI Cablevision of Nantucket
                                                                                           TCI Media Services
                                                                                           TCI of Idaho
                                                                                           TCI Twin State Cable TV
                                                                                           TCI/Twin Valley Cable
                                                                                           TCI Cable of Vermont
WestMarc Development, Inc.                                           CO                    TCI Media Services
                                                                                           TCI Cablevision of Greater Michigan, Inc.
WestMarc Realty, Inc.                                                CO

                                                                      EXHIBIT 21

                                                              STATE OR JURISDICTION
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION               TRADE NAMES
----------                                                    ---------------               -----------

TCI PACIFIC COMMUNICATIONS, INC                                      DE                    TCI MEDIA SERVICES
-------------------------------

TCI Pacific, Inc.                                                    DE
Tele-Vue Systems, Inc.                                               WA                    TCI of Washington
                                                                                           TCI of Houston
Broadview Television Company                                         WA
Cable TV of Marin, Inc.                                              CA
Cable TV Puget Sound, Inc.                                           WA
Channel 3 Everett, Inc.                                              WA
Clear View Cable Systems, Inc.                                       CA
Community Telecable of Bellevue, Inc.                                WA                    TCI of Washington
Community Telecable of Seattle, Inc.                                 WA
Com-Cable TV, Inc.                                                   DE
H-C-G Cablevision, Inc.                                              CA
TCI VCI, Inc.                                                        CA
Contra Costa Cable Co.                                               WA
Crockett Cable System, Inc.                                          WA
Everett Cablevision, Inc.                                            WA                    TCI of Washington
Far-West Communications, Inc.                                        OR                    TCI of Oregon
Portland Cable Advertising, L.P.  [lp]                               DE
Marin Cable Television, Inc.                                         CA
Prime Cable II Systems, Inc.                                         TX
NTT, Inc.                                                            TX
Southwestern Satellite, Inc.                                         TX
TCI of Dayton, Inc.                                                  DE
TCI Telecom, Inc.                                                    DE
Television Signal Corporation                                        CA
United Community Antenna System, Inc.                                WA                    TCI of Washington
Vista Television, Inc.                                               WA                    TCI of Washington
TCI Bay Interconnect, Inc.                                           CA
Pacific Area Interconnect [gp]                                       CA
Northwest Cable Advertising  [gp]                                    NY
TCI of Northern California, Inc.                                     CA
TCI TVC, Inc.                                                        CA

                                                                      EXHIBIT 21

                                                              STATE OR JURISDICTION
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION               TRADE NAMES
----------                                                    ---------------               -----------

LIBERTY MEDIA CORPORATION                                            DE

A-1 TV, Inc.                                                         CO
Affiliated Regional Communications, Ltd.                             CO
Americana Telelvision Productions LLC                                CO
Animal Planet, L.P.                                                  DE
ARC Holding, Ltd. [lp]                                               TX                    Home Sports Entertainment
                                                                                           Prime Sports Southwest
Asian Television and Communications International LLC                CO
Bay TV Joint Venture                                                 CA
BDTV III Inc.                                                        DE
BDTV II Inc.                                                         DE
BDTV Inc.                                                            DE
BET Film Productions                                                 DE
BET Movies/STARZ!3, LLC                                              DE
Communication Capital Corp.                                          DE                    Colorado Communication Capital Corp.
Courtroom Television Network [gp]                                    NY
Cutthroat Productions LP                                             CA
CVN, Inc.                                                            CA
DMX  Inc.                                                            DE
Dry Creek Productions LLC                                            CO
Encore Asia Management Limited                                       HKG
Encore Asia, Inc.                                                    CO
Encore Australia Management Pty Limited                              AUS
Encore Australia Management, Inc.                                    DE
Encore ICCP, Inc.                                                    CO                    EMC Entertainment International, Inc.
Encore International Newco, Inc.                                     CO
Encore International, Inc.                                           CO
Encore ICCP Investments LLC                                          CO
Encore Media Corporation                                             CO                    Encore
Encore Media Group LLC                                               CO
Encore Newco LLC                                                     CO
Encore QE Programming Corp.                                          CO
F&V Channel LLC                                                      DE
FIT TV Partnership [gp]                                              DE
Fox Sports Net, LLC                                                  DE

                                                                      EXHIBIT 21

                                                              STATE OR JURISDICTION
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION               TRADE NAMES
----------                                                    ---------------               -----------

Fox/Liberty Network Sales, Inc.                                      DE
Fox/Liberty Networks, LLC                                            DE
FoxWatch Productions, Inc.                                           DE
fX Networks, LLC                                                     DE
Home Team Sports Limited Partnership [lp]                            DE
ICCP, Inc.                                                           CO
International Cable Channels Partnership, Ltd. [lp]                  CO
International Sports Programming Partners [gp]                       DE
Intro Production Management Corporation                              CO
ISP Distribution LP                                                  DE
ISP Transponder LP                                                   DE
ISP US Deportiva LP                                                  DE
Kaleidoscope Interactive, LLC                                        TX
KBL Sports Network, Inc.                                             CO                    KBL Entertainment Network
LBTW I, Inc.                                                         CO
LBTW II, Inc.                                                        CO
LBTW III, Inc.                                                       CO
Liberty Bay, Inc.                                                    CO
Liberty Broadcasting, Inc.                                           OR
Liberty Central Services, Inc.                                       DE
Liberty CHC, Inc.                                                    CO
Liberty Club, Inc.                                                   CO
Liberty CNBC, Inc.                                                   CO
Liberty Computer Ventures, Inc.                                      CO
Liberty Court, Inc.                                                  WY
Liberty Creative Corporation                                         CO
Liberty Denver Arena LLC                                             DE
Liberty Distribution, Inc.                                           CO
Liberty DMX, Inc.                                                    CO
Liberty fX, Inc.                                                     DE
Liberty HSN, Inc.                                                    CO
Liberty HSN LLC Holdings, Inc.                                       DE
Liberty IFE, Inc.                                                    CO

Liberty MLP, Inc.                                                    CO
Liberty Movieco, Inc.                                                CO
Liberty Newco International, Inc.                                    DE

                                                                      EXHIBIT 21

                                                              STATE OR JURISDICTION
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION               TRADE NAMES
----------                                                    ---------------               -----------

Liberty NSPP, Inc.                                                   DE
Liberty Productions, Inc.                                            CO
Liberty Program Investments, Inc.                                    WY
Liberty Program Supply, Inc.                                         WY
Liberty Programming Development Corporation                          WY
Liberty QVC, Inc.                                                    CO
Liberty Sports Distribution, Inc.                                    DE
Liberty Sports ILH, Inc.                                             CO
Liberty Sports Member, Inc.                                          DE
Liberty Sports Sales, Inc.                                           CO
Liberty Sports, Inc.                                                 CO
Liberty SportSouth, Inc.                                             GA
Liberty Starz, Inc.                                                  CO
Liberty TW, Inc.                                                     CO
Liberty VC, Inc.                                                     CO
Liberty VJN, Inc.                                                    CO
Liberty Women's Sports League, Inc.                                  CO
Liberty/Fox ARC L.P.                                                 DE
Liberty/Fox Arizona LLC                                              DE
Liberty/Fox Bay Area L.P.                                            DE
Liberty/Fox Canada LLC                                               DE
Liberty/Fox Central Services LLC                                     DE
Liberty/Fox Chicago L.P                                              DE
Liberty/Fox Distribution L.P.                                        DE
Liberty/Fox KBL L.P.                                                 DE
Liberty/Fox Network Programming, LLC                                 DE
Liberty/Fox Northwest L.P.                                           DE
Liberty/Fox Southeast L.P.                                           DE
Liberty/Fox Sports Financing LLC                                     DE
Liberty/Fox Sunshine LLC                                             DE
Liberty/Fox Upper Midwest L.P.                                       DE
Liberty/Fox Utah LLC                                                 DE
Liberty/Fox West LLC                                                 DE
Liberty/TINTA Australia, Inc.                                        DE
Liberty/TINTA Distribution, Inc.                                     DE
Liberty/TINTA LLC                                                    DE
Liberty/Tinta Middle East LLC                                        DE

                                                                      EXHIBIT 21

                                                              STATE OR JURISDICTION
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION               TRADE NAMES
----------                                                    ---------------               -----------

Liberty/TINTA Sport Equity LLC                                       DE
Liberty/TINTA World LLc                                              DE
LMC Animal Planet, Inc.                                              CO
LMC Arizona Sports, Inc.                                             DE
LMC Bay Area Sports, Inc.                                            CO                    BASN
                                                                                           Bay Area Sports Network
                                                                                           PSN
                                                                                           Pacific Sports Network
LMC BET, Inc.                                                        CO
LMC Canada, Inc.                                                     Canada
LMC Chicago Sports, Inc.                                             WY
LMC Classics, Inc.                                                   NV
LMC Encore, Inc.                                                     CO
LMC Entertainment, Inc.                                              NV
LMC Finco, Inc.                                                      DE
LMC Information Services, Inc.                                       NV                    X*Press Information Services
LMC International, Inc.                                              CO
LMC Music, Inc.                                                      CO
LMC Network Programming, Inc.                                        DE
LMC Newco U.S., Inc.                                                 DE
LMC Northwest Cable Sports, Inc.                                     CO                    NCS
                                                                                           Northwest Cable Sports
                                                                                           PSN
                                                                                           Prime Sports Northwest
LMC Prime Sports Northwest, Inc.                                     CO
LMC Regional Sports, Inc.                                            CO
LMC SatCom, Inc.                                                     GA
LMC Silver King, Inc.                                                CO
LMC Southeast Sports, Inc.                                           CO
LMC Sunshine, Inc.                                                   CO
LMC Upper Midwest Sports, Inc.                                       CO
LMC Utah Sports, Inc. I                                              CO
LMC West Sports, Inc.                                                DE
LNT International Sports Programming (Distribution) Ltd.             CAY
LNT International Sports Programming (Australia) Ltd                 Cayman
LNT International Sports Programming (Latin America) Ltd.            Cayman
LNT International Sports Programming Partners Australia [gp]         DE
LQ I, Inc.                                                           CO

                                                                      EXHIBIT 21

                                                              STATE OR JURISDICTION
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION               TRADE NAMES
----------                                                    ---------------               -----------

LQ II, Inc.                                                          CO
LSI Deportiva, Inc.                                                  CO
LSI Facilities, Inc.                                                 CO
LSI Nostalgic Sports, Inc.                                           CO
LSI Showcase, Inc.                                                   CO
LTWX I, Inc.                                                         CO
LTWX II, Inc.                                                        CO
LTWX III, Inc.                                                       CO
LTWX IV, Inc.                                                        CO
LTWX V, Inc.                                                         CO
MacNeil/Lehrer Productions [gp]                                      NY
Mountain Mobile Television Limited Liability Company                 NV
Netlink International, Inc.                                          CO
Netlink USA [gp]                                                     CO
New LMC ARC, Inc.                                                    DE
New LMC Bay Area, Inc.                                               DE
New LMC Canada, Inc.                                                 DE
New LMC Chicago, Inc.                                                DE
New LMC KBL, Inc.                                                    DE
New LMC Northwest, Inc.                                              DE
New LMC Southeast, Inc.                                              DE
New LMC Sunshine, Inc.                                               DE
New LMC Upper Midwest, Inc.                                          DE
New LMC Utah Sports, Inc.                                            DE
Paradigm Music Entertainment Company                                 DE
Prime Network Limited Liability Company                              WY
Prime Philadelphia Sports Limited Liability Company                  WY
Prime Sports Events, Inc.                                            CO                    Liberty Prime Sports Events, Inc.
Prime Sports Merchandising, Inc.                                     CO                    Fan Fair
                                                                                           Prime Sports Fan Fair
Prime Sports Network-Upper Midwest [jv]                              MN
Prime Sports Northwest Network [gp]                                  DE
Prime Sports West, L.P. [lp]                                         CA
Prime SportsChannel Networks Associates [gp]                         NY                    Prime Network
                                                                                           Newsport
Prime Ticket Networks , L.P. [lp]                                    CA
Purple Demon                                                         NY

                                                                      EXHIBIT 21

                                                              STATE OR JURISDICTION
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION               TRADE NAMES
----------                                                    ---------------               -----------

QE+ Ltd. [lp]                                                        CO
QVC Investment, Inc.                                                 CO
RecoveryNet Interactive LLC                                          DE
Reiss Media Enterprises, Inc.                                        DE
Republic Pictures Television [gp]                                    CA
Rocky Mountain Prime Sports Network [jv]                             CO
Rocky Mountain Sports and Lifestyle Channel, Inc.                    DE
Royal Communications, Inc.                                           CO
RTV Associates, L.P. [lp]                                            DE
Southern Satellite Systems, Inc.                                     GA
Sonicnet, Inc.                                                       DE
Sports Holding, Inc.                                                 TX
SportsChannel Chicago Associates [gp]                                NY
SportsChannel Pacific Associates [gp]                                NY
SportsChannel Prism  Associates [gp]                                 NY
SportSouth Network, Ltd. [ltd]                                       DE
Starz Movies LLC                                                     CO
Sunshine Network [jv]                                                FL
Superstar/Netlink Group LLC                                          DE
TCI Cable Education, Inc.                                            CO
TCI Cutthroat Island, Inc.                                           CO
TCI Digital Health Group, Inc.                                       CO
TCI E! Entertainment, Inc.                                           CO
TCI Music, Inc.                                                      DE
TCI Online Health KI Holdings, Inc.                                  CO
TCI Online Health RN Holdings, Inc.                                  CO
TCI Prime Sports, Inc.                                               CO
TCI Republic Pictures Inc.                                           CO
TCI Request, Inc.                                                    CO
TCI Sillerman-Magee, Inc.                                            CO
TCI TVRO Management Corporation                                      CO
TCI/Fox Funding Partnership [jv]                                     NY
TCID, Inc.                                                           CO
Telluride Cablevision, Inc.                                          DE
The Box Argentina, S.A.                                              ARGENTINA
The Box Holland, B.V.                                                Netherlands
The Box Italy, S.R.L.                                                ITALY

                                                                      EXHIBIT 21

                                                              STATE OR JURISDICTION
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION               TRADE NAMES
----------                                                    ---------------               -----------

The Box Worldwide, Inc.                                              FL
The Box Worldwide-Europe, Inc.                                       Netherlands
The Box Worldwide-Latin America, Inc.                                BRITISH VIRGIN ISLANDS
The Box Worldwide-USA, Inc.                                          DE
U.S. Surfing L.P.                                                    TX
Upper Midwest Cable Partners [gp]                                    MN
Vision Group Incorporated                                            CO
Westlink, Inc.                                                       CO
X*PRESS Electronic Services, Ltd.                                    CO
X*PRESS Information Services, Ltd.                                   CO

                                                                      EXHIBIT 21

                                                              STATE OR JURISDICTION
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION               TRADE NAMES
----------                                                    ---------------               -----------

TCI VENTURES GROUP, LLC                                              DE

Academic Systems Corporation                                         CA
Acclaim Entertainment, Inc.                                          DE
Antec Corporation
At Home Corporation                                                  DE
CareerTrack, Inc.                                                    CO
Digital Direct, Inc.                                                 CO                    TCI Telephony, Inc.
DigiVentures, LLC                                                    DE
ETC Ingenius Holdings, Inc.                                          DE
ETC NSCI Holdings, Inc.                                              DE
ETC w/tci, Inc.                                                      DE
Ingenius [jv]                                                        CO
Intessera, Inc.                                                      CO
InterZine Productions, Inc.                                          DE
iVILLAGE, Inc.                                                       DE
Kansas City Fiber Network, L.P.                                      DE
Kitty Hawk Capital Limted Partnership, II                            NC
MajorCo, L.P. [lp]                                                   DE                    Sprint Spectrum Holding Company, L.P.
Materials Handling Services, Inc.                                    CO                    Western Communications Materials
                                                                                             Handling Services, Inc.
MCNS Holdings, L.P.                                                  DE(NY)
MinorCo, L.P. [lp]                                                   DE
National Digital Television Center, Inc.                             CO
National School Conference Institute, Inc.                           AZ
NDTC-YCTV, Inc                                                       CO
New Enterprises Associates IV, Limited Partnership                   DE
NHT Partnership [gp]                                                 NY
PhillieCo, L.P.                                                      DE
RL Ingenius, Inc.                                                    CO
Sportsline USA, Inc.                                                 DE
TCI Academic Holdings, Inc.                                          CO
TCI CT Holdings, Inc.                                                DE
TCI Ctrack Asset Corp.                                               CO
TCI ETC Holdings, Inc.                                               DE

                                                                      EXHIBIT 21

                                                              STATE OR JURISDICTION
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION               TRADE NAMES
----------                                                    ---------------               -----------

TCI Interactive, Inc.                                                CO
TCI Internet Holdings, Inc.                                          CO
TCI Internet Services, Inc.                                          CO                    @Home
TCI INZ Sports Holdings, Inc.                                        CO
TCI Java, Inc.                                                       CO
TCI Lightspan Holdings, Inc.                                         CO
TCI LL, Inc.                                                         CO
TCI MCNS Holdings, Inc.                                              CO
TCI National Digital Television Center - Hong Kong, Inc.             DE
TCI Netscape Holdings, Inc.                                          CO
TCI NJFT, Inc.                                                       CO
TCI Online Services, Inc.                                            CO
TCI Online Sports Holdings, Inc.                                     CO
TCI Online Village  Holdings, Inc.                                   CO
TCI Philadelphia Holdings, Inc.                                      DE
TCI SMTRK LLC                                                        DE
TCI SMTRK of Texas, Inc.                                             CO
TCI Spectrum Holdings, Inc.                                          CO
TCI Spectrum Investment, Inc.                                        CO
TCI Telephony Holdings, Inc.                                         DE
TCI Telephony Services of California, Inc.                           CO
TCI Telephony Services of Colorado, Inc.                             CO
TCI Telephony Services of Connecticut, Inc.                          CO
TCI Telephony Services of Illinois, Inc.                             CO
TCI Telephony Services of Minnesota, Inc.                            CO
TCI Telephony Services of Oklahoma, Inc.                             CO
TCI Telephony Services of Texas, Inc.                                CO
TCI Telephony Services of Wisconsin, Inc.                            CO
TCI Telephony Services, Inc.                                         DE
TCI Teleport Holdings, Inc.                                          DE
TCI Teleport, Inc.                                                   CO
TCI TSX, Inc.                                                        CO
TCI-TVGOS, Inc.                                                      CO
TCI UVSG, Inc.                                                       CO
TCI Venture Investments, LLC                                         DE
TCI Ventures Management, Inc.                                        CO
TCI Wireless Holdings, Inc.                                          DE
TeleCable KCFN Holding Corp.                                         VA

                                                                      EXHIBIT 21

                                                              STATE OR JURISDICTION
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION               TRADE NAMES
----------                                                    ---------------               -----------

Tele-Communications International, Inc.***                           DE                    TINTA
                                                                                           TCI Squared, Inc.
Teleport Communications Group Inc.                                   DE
The Lightspan Partnership, Inc.                                      CA
TVSM, Inc.                                                           DE
United Video Satellite Group, Inc.                                   DE
Venture First II L.P.                                                NC
Western Information Systems, Inc.                                    CO                    WIS
Western Tele-Communications, Inc.                                    CO
Western Tele-Communications, Inc./Retail Sales Group                 CO
WirelessCo, L.P. [lp]                                                DE
WTCI of Montana, Inc.                                                CO

     *** Subsidiaries listed separately.

                                                                      EXHIBIT 21

                                                              STATE OR JURISDICTION
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION               TRADE NAMES
----------                                                    ---------------               -----------

TELE-COMMUNICATIONS INTERNATIONAL, INC.                              DE                    TINTA
                                                                                           TCI Squared, Inc.
Admi, Inc.                                                           DE
Bresnan International Partners (Chile), L.P.                         DE
Bresnan International Partners (Poland), L.P.                        DE
Cable Programme Partners-1 Limited Partnership                       DE
Cable Programme Partners (1) Ltd.                                    UNITED KINGDOM
Cablevision S.A.                                                     ARGENTINA
Carribbean Services Company, Inc.                                    CO
Cathay Television and Communication Company                          CO
Construred, S.A.                                                     ARGENTINA
Discovery (UK) Ltd.                                                  UNITED KINGDOM
Fibertel-TCI2                                                        ARGENTINA
Flextech plc                                                         UNITED KINGDOM
International Sports Programming Partners [gp]                       DE
ISP Distribution LP                                                  DE
ISP Transponder LP                                                   DE
ISP US Deportiva LP                                                  DE
Jupiter Programming Co., Ltd.                                        JAPAN
Liberty/TINTA Australia, Inc.                                        DE
Liberty/TINTA Distribution, Inc.                                     DE
Liberty/TINTA LLC                                                    DE
Liberty/Tinta Middle East LLC                                        DE
Liberty/TINTA Sport Equity LLC                                       DE
Liberty/TINTA World LLc                                              DE
LNT International Sports Programming  (Distribution) Ltd.            CAYMAN ISLANDS
LNT International Sports Programming (Australia) Ltd                 CAYMAN ISLANDS
LNT International Sports Programming (Latin America) Ltd.            CAYMAN ISLANDS
LNT International Sports Programming Partners Australia [gp]         DE
Melita Cable Holdings Ltd. [Malta LLC]                               MALTA
Melita Cable TV Limited  [Malta LLC]                                 MALTA
Melita Partnership [gp]                                              CO
Multithematiques                                                     FRANCE
TCI-Australia, Inc.                                                  CO
TCI Argentina, Inc.                                                  CO
TCI Cable Holding Company I                                          DE

                                                                      EXHIBIT 21

                                                              STATE OR JURISDICTION
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION               TRADE NAMES
----------                                                    ---------------               -----------

TCI Cable Programme Partners, Inc.                                   CO
TCI Cablevision of Puerto Rico, Inc.                                 DE
TCI Cathay TV, Inc.                                                  CO
TCI Chile, Inc,                                                      CO
TCI DTH Mexico, Inc.                                                 CO
TCI International DTH Service, Inc.                                  CO
TCI International Investments Ltd.                                   UNITED KINGDOM
TCI International Partnership Holdings, Inc.                         CO
TCI Japan, Inc.                                                      CO
TCI Movies Australia Pty. Limited                                    AUSTRALIA
TCI Multicountry DTH, Inc.                                           CO
TCI Poland, Inc.                                                     CO
Televisora Belgrano, S.A.                                            ARGENTINA
TeleWest Communications PLC                                          UNITED KINGDOM
TeleWest Europe Group [gp]                                           CO
Tevel Israel International Communications Ltd.                       ISRAEL
TINTA Sports Programming, Inc.                                       DE
Tishdoret Achzakot Ltd.                                              ISRAEL
TW Holdings, L.L.C.                                                  CO
UA-France, Inc.                                                      CO
UA-UII Management, Inc.                                              CO
UA-UII, Inc.                                                         CO
UA European Theatres, Inc.                                           CO
UCT-Netherlands, B.V.                                                NETHERLANDS
UII-Ireland Limited Liability Company                                UT
UII-Ireland, Ltd. [gp]                                               CO
UII Management [gp]                                                  CO
United Artists (Learning Channel) Ltd.                               UNITED KINGDOM
United Artists Cable Television International Holdings, Inc.         CO
United Artists Cable Television International Ltd.                   UNITED KINGDOM
United Artists Cable Television UK Holdings, Inc.                    DE
United Artists European Broadcasting Ltd.                            UNITED KINGDOM
United Artists European Holdings Limited                             UNITED KINGDOM
United Artists International, Inc.                                   CO
United Artists Programming-Europe, Inc.                              CO
United Artists Programming International, Inc.                       CO
United Artists, B.V.                                                 NETHERLANDS

                                                                      EXHIBIT 21

                                                              STATE OR JURISDICTION
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION               TRADE NAMES
----------                                                    ---------------               -----------

United International Investments [gp]                                CO
Univent's S.A.                                                       ARGENTINA